Trade Receivables	12 Months Ended
Dec. 31, 2017
Trade and other receivables [abstract]
Trade Receivables
Note 7. Trade Receivables
As at December 31:	2017	2016
Trade receivables, gross amount	$43,207	$194,450
Less: Allowance for credit losses	(8,948)	(58,488)
Trade receivables, net amount	$34,259	$135,962

Trade receivables primarily arise from merchant banking activities.
The Group has two non-recourse factoring arrangements with banks for trade receivables (see Note 15).
As at December 31, 2017, trade receivables of  $11,352 (2016: $25,949) were past due but not impaired. The aging analyses of these trade receivables as at December 31, 2017 and 2016 are as follows:
Past-due	2017	2016
Below 30 days	$7,322	$6,767
Between 31 and 60 days	728	1,847
Between 61 and 90 days	1,175	799
Between 91 and 365 days	1,813	16,491
Over 365 days	314	45
	$11,352	$25,949

As at December 31, 2017, trade receivables of  $30,337 (2016: $156,243) were impaired and an allowance for credit losses of  $8,948 (2016: $58,488) has been provided. Not all past-due account balances are uncollectible as most of the accounts are covered by credit insurance or other collection procedures. Credit risk from trade account receivables is mitigated since they are credit insured, covered by letters of credit, bank guarantees and/or other credit enhancements (see Note 29).
The aging analyses of impaired trade receivables as at December 31, 2017 and 2016 are as follows:
Past-due	2017	2016
Below 30 days	$—	$7,690
Between 31 and 60 days	—	489
Between 61 and 90 days	—	745
Between 91 and 365 days	—	131,946
Over 365 days	30,337	15,373
	30,337	156,243
Allowance for credit losses	(8,948)	(58,488)
Expected recoverable amount of impaired trade receivables(1)	$21,389	$97,755

(1)      The recoverable amount of impaired trade receivables is covered by credit insurance, bank guarantees and/or other credit enhancements and, therefore, management of the Group believes this entire net amount to be collectible in the ordinary course of business.

The Group considers credit mitigation instruments when measuring credit impairment and determining the allowance for credit losses. The movements in the allowance for credit losses during the years ended December 31, 2017 and 2016 were as follows:
	2017	2016
Balance, beginning of the year	$58,488	$21,210
Additions	12,213	46,601
Reversals	(1,541)	(1,185)
Write-offs	(7,726)	(1,529)
Disposition of subsidiaries	(33,999)	—
Other	(21,099)	(5,123)
Currency translation adjustment	2,612	(1,486)
Balance, end of the year	$8,948	$58,488

In February 2016, a customer of the Group filed for insolvency. This was an adjusting subsequent event under IAS 10 and, as a result, the Group had to determine an allowance for credit losses against the Group’s trade receivables due from this customer and its affiliates (the “customer group”) as at December 31, 2015. As at December 31, 2015, the Group had gross trade receivables of  $103,300 due from the customer group as well as other contracts with such customer. The Group conducted an extensive assessment of impairment losses on these trade receivables. This assessment involved a number of judgments and a high level of estimation uncertainty. The factors considered in these estimates include the Group’s legal rights and obligations under all related contracts and collateral, which include inventories, mortgages, insurance of collateral and other credit enhancement instruments. The Group recognized an allowance for credit losses of  $10,705 in connection with the customer group as at December 31, 2015. After the recognition of such impairment losses, the Group had net trade receivables of  $92,595 due from the customer group as at December 31, 2015.
During the year ended December 31, 2016, the Group received proceeds of  $39,149 from risk mitigation assets, of which $35,121 was credited to profit or loss through a recovery of credit losses and the remainder was credited to trade receivables.
As at December 31, 2016, management of the Group reviewed the underlying contracts, legal documents, credit enhancement instruments and collateral to assess the recoverability of the outstanding amounts. This assessment required management to make certain assumptions regarding possible future outcomes and carries a degree of estimation uncertainty. While management of the Group believes that these receivables are collectable, a wide range of possible outcomes were considered in its analysis, which resulted in a probability-weighted valuation below the gross carrying amount. Therefore, management of the Group recognized a cumulative allowance for credit losses of $43,943 in connection with this former customer group as at December 31, 2016, including an additional provision of  $33,301 which was recognized during the second quarter of 2016. The resulting carrying amount was most sensitive to the assumptions regarding the likelihood of recovering amounts based on the various sources of collateral. The timing of the resolution of the uncertainty related to the recoverability of these receivables was dependent on the legal processes being followed to recovering these amounts. After the recognition of such impairment losses, the Group had net trade receivables of $100,008 due from this former customer group as at December 31, 2016.
During 2017, management of the Group continued to monitor and asses the collectability of the receivables. As a result of such reviews, the Group reversed and credited an allowance of  $1,541 to profit or loss in the third quarter. During the fourth quarter, the Group disposed of certain subsidiaries which had trade receivables due from this former customer group (see Note 27). Furthermore, the Group increased the valuation allowance by $224 based on its revision of expected future cash flows. As such, the Group had net trade receivables of  $21,375 due from this former customer group as at December 31, 2017.